EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Brian E. Taylor, certify that:

1.      I have reviewed the quarterly report on Form 10-Q of Conn's, Inc.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Brian E. Taylor
Brian E. Taylor
Vice President and Chief Financial Officer

Date: December 11, 2012

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